EXECUTION COPY

CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT, PORTIONS FOR WHICH CONFIDENTIAL TREATMENTS IS REQUESTED ARE DENOTED BY [*], [**], [***]. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.




                                                ATLANTIC CROSSING/AC-1
                                                SUBMARINE CABLE SYSTEM

                                             CAPACITY PURCHASE AGREEMENT

                  THIS AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), entered into as of this 7th day of April, 1998, between GLOBAL TELESYSTEMS LTD., (in the process of changing its name to Atlantic Crossing Ltd.) a corporation organized and existing under the laws of Bermuda and having its principal office in Bermuda (the "Grantor"), and each party a signatory hereto (each such party being called the "Purchaser").

                                                     WITNESSETH:

         WHEREAS, the Grantor, its subsidiaries, SSI Atlantic Crossing LLC and AT&T
Submarine Systems, Inc., now known as Tyco Submarine System Ltd. (together with its successors and assigns, "TSSL") have entered into the Project Development and Contract, dated Match 18, 1997 (as amended, supplemented or otherwise modified from time to time, the *Supply Contract), pursuant to which TSSL has agreed to design, manufacture, construct, install and deliver a fiber optic cable system connecting (a) the United States to the United Kingdom, (b) the United Kingdom to the Netherlands, (c) the
Netherlands to Germany and (d) Germany to the United States (the "System");

         WHEREAS, the Grantor, its subsidiaries, SSI Atlantic Crossing LLC and TSSL have also entered into the Operations, Administration and Maintenance Agreement, dated as of March 25, 1997 (as amended, supplemented or otherwise modified from time to time, the "OA&M Agreement"), pursuant to which TSSL has agreed, in accordance with the terms thereof, to operate, administer and maintain the System;

         WHEREAS, the Purchaser desires to acquire rights with respect to the Purchased Capacity (as defined herein) on an indefeasible right of use basis (oIRUo) and such Purchased Capacity represents capacity on the System between the System Interface (as defined herein) of the applicable cable stations;

         WHEREAS, the Purchased Capacity is comprised of: (a) S Capacity (as defined herein), which will be conveyed by the Grantor to the purchaser pursuant to this Agreement; and (b) to the extent necessary to allow the Purchaser to use its IRU in the applicable S Capacity, T Capacity (as defined herein), which will be conveyed by subsidiaries of the Grantor to the Purchaser pursuant to the Indefeasible Right of Use Agreement, attached hereto as Annex A; and

         WHEREAS, in order to obtain inland connection services in the United States and the United Kingdom for the purpose of extending the Purchased Capacity inland to a location in New York City and London (the "1nland Capacity"), the Purchaser will enter into separate agreements (the oInland Capacity Agreementso) With subsidiaries or affiliates of the Grantor located in the United States and the United Kingdom (the "Inland Affiliates");


         NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, covenant and agree with each other as follows:

1. DEFINITIONS. Terms defined in the preamble, in the recitals and Annex B hereto shall have their respective meanings with used herein and the following terms shall have the following meanings:

"Access Connection" as defined in Annex B to this Agreement.

"Adjusted Pro Rate Share" as defined in Annex B to this Agreement.

"Advisory Committee" as defined in paragraph 5 Annex B to this Agreement.

"business day" means a day other than Saturday, Sunday or other day on which commercial banks in New York City or Bermuda are authorized or required by law to close.

"Grantor's Account" means the bank account of the Grantor maintained with  [***]
 or such other account as the Grantor may designate to the Purchaser in writing. Wire instructions for the above-referenced account are as follows:

                           Account Name:             Global Telesystems Ltd.
                           Account Number:                    [***]
                           Bank Name:                [***]
                           ABA No.:                  [***]
                           Reference:                [***]

"Maintenance Costs" as defined in Section 4(a) of this Agreement.

"Minimum Capacity Unit" of "MCU" means the minimum capacity to be purchased by the Purchaser in the System. An STM-1 is designated as the MCU for purposes of this Agreement.

"Operator" means TSSL and its successors and assigns as operator under the OA&M Agreement or any successor operator of the System appointed by Grantor.

"Parent Guaranty" means a Guaranty substantially in the Form of Attachment 5 hereto.

"Payment Date" means, with respect to the IRU granted in respect of any Purchased Capacity, the date on which the Purchaser pays the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors), in immediately available dollars, the amount required to be paid by the Purchaser for such Purchased Capacity in accordance with Section 3(b) of this Agreement.


"Payment Due Date" means, with respect to the IRU granted in respect of any Purchased Capacity, the later of (a) [*] and (b) the date on which each of the following has been satisfied: (i) the occurrence of the RFS Date for such Purchased Capacity and (ii) if the Purchaser has entered into an Inland Capacity Agreement with an Inland Affiliate, the occurrence of the oRFS Dateo for the Inland Capacity (as such term is defined in the Inland Capacity Agreement).

"Presale Purchaser" means any purchaser who acquires an IRU in capacity on Segments S-1, S-2 and/or S-4 from the grantor which was contracted for prior to the earlier of (x) the RFS Date for the entire System and (y) [*]

"Purchased Capacity" means the S Capacity set forth on Schedule I hereto, as such Schedule may be amended from time to time to reflect purchases of additional capacity pursuant hereto, together with to the extent necessary to allow the Purchaser to use it IRU in the applicable S Capacity, the applicable T Capacity.

"Purchase Price" means, with respect to the IRU granted in respect of any Purchased Capacity, the amount payable by the Purchaser to the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) in respect of such Purchased Capacity and set forth under the heading oPurchase Priceo on
Schedule I to this Agreement.

"Residual Capacity" means the Segment S-1 Residual Capacity, the Segment S-2 Residual Capacity, the Segment S-3a Residual Capacity, the Segment S-3b Residual Capacity, the Segment S-3c Residual Capacity and the Segment S-4 Residual Capacity.


"RFS Date" means, with respect to any Segment, the date on which such Segment will be available for service which shall be the date on which the Grantor certifies that (i) such Segment has achieved the standard described in Attachment 4 to Annex B hereto, (ii) such Segment has been accepted by Grantor as ready for commercial service under the Supply Contract, (iii) the independent engineer engaged by Grantor's senior lenders has concurred with such acceptance and (iv) Grantor has obtained all material licensee, permits and governmental authorizations to perform its obligations hereunder with respect to such Segment. The anticipated RFS Date for Segment S-1 (and the related T Segments) is May 31, 1998. The anticipated RFS Date for Segment S-2 is November 30, 1998. The anticipated RFS Date for Segment S-3a, Segment S-3b, Segment S-3c, Segment S-4 and the entire System is February 22, 1999. The foregoing dates are merely estimates as of the date hereof and shall not be deemed to be representations, covenants or conditions to obligations.

"Right of Use Agreement" means the Indefeasible Right of Use Agreement, dated as of the date hereof, made by GT Landing Corp., GT U.K. Ltd., Global Telesystems GmbH and GT Netherlands B.V., in favor of purchasers of capacity on the System (including the Purchaser) and attached as Annex A to this Agreement, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with Paragraph 9 thereof.

"S Capacity" means capacity on the System available on any S Segment.

"S Segments" the collective reference to Segment S-1, S-2 and S-3a, S-3b, S-3c and S-4, as necessary.

"Segment S-1" as defined in Annex B to this Agreement.

"Segment S-1 Residual Capacity" as defined in Annex B to this Agreement.

"Segment S-2" as defined in Annex B to this Agreement.

"Segment S-2 Residual Capacity" as defined in Annex B to this Agreement.

"Segment S-3a" as defined in Annex B to this Agreement.

"Segment S-3a Residual Capacity" as defined in Annex B to this Agreement.

"Segment S-3b" as defined in Annex B to this Agreement.

"Segment S-3b Residual Capacity" as defined in Annex B to this Agreement.

"Segment S-3c" as defined in Annex B to this Agreement.

"Segment S-3c Residual Capacity" as defined in Annex B to this Agreement.

"Segment S-4" as defined in Annex B to this Agreement.

"Segment S-4 Residual Capacity" as defined in Annex B to this Agreement.

"Segment T-1" as defined in Annex B to this Agreement.

"Segment T-2" as defined in Annex B to this Agreement.

"Segment T-3" as defined in Annex B to this Agreement.

"Segment T-4" as defined in Annex B to this Agreement.

"Segments" the collective reference to the S Segments and the T Segments.

"Subsidiary Grantors" the collective reference to GT Landing Corp., GT U.K. Ltd., Global Telesystems GmbH and GT Netherlands B.V., each a wholly-owned subsidiary of the Grantor.

"Supplier" means TSSL and its successors and assigns as contractor under the Supply Contract or any successor contractor of the System appointed by Grantor.

"T Capacity" means capacity on the System available on any T Segment.

"T Segments" the collective reference to Segment T-1, T-2, T-3 and T-4.

"Tier III Price" shall mean, for purposes of paragraph (f) of Section 2, the "Tier 3" price for each Transatlantic Segment set forth in the then current pricing schedule, provided in no event shall such amount exceed [*] MCU.

"Total Purchase Price" means the aggregate amount payable by the Purchaser to the Grantor (for the benefit of the Grantor and he benefit of the Subsidiary Grantors) for the IRU of the Purchased Capacity as set forth on the bottom of
Schedule I to this Agreement opposite the phrase "Total Purchase Price."

"Transatlantic Segments" means Segments S-1, S-2 and S-4.

IRU FOR PURCHASED CAPACITY.

         Purchaser. World Port Communications, Inc. is defined as the oPurchasero for all purposes of this Agreement.

         Grant of IRU. Effective on the Payment Date, the Grantor, together with the applicable Subsidiary Grantors pursuant to the Right of Use Agreement, grants to the Purchaser, for the term of this Agreement, an IRU is Purchased Capacity for which payment has been made in accordance with Section 3(b) of this Agreement. Each purchase and grant of the IRU in the Purchased Capacity takes place in Bermuda.

         Annex B. Certain rights and obligations with respect to the IRU of the Purchased Capacity are described in Annex B hereto, which is incorporated herein by reference.

         Residual Capacity. If the Purchaser is a Presale Purchaser, then, effective on the date which is [**] years after the RFS Date for the entire System, the Grantor, together with the applicable Subsidiary Grantors pursuant to the Right of Use Agreement, grants to the Purchaser, at no additional charge and for the remaining term of this Agreement, an IRU in (i) the Purchaser's Adjusted Pro Rate Share of the Segment S-1 Residual Capacity, (ii) the Purchaser's Adjusted Pro Rate Share of the Segment S-2 Residual Capacity, (iii) the Purchaser's Adjusted Pro Rate Share of the Segment S-3a Residual Capacity,
(iv) the Purchaser's Adjusted Pro Rate Share of Segment S-3b Residual Capacity,
(v) the Purchaser's Adjusted Pro Rate Share of Segment S-3c Residual Capacity,
(vi) the Purchaser's Adjusted Pro Rate Share of Segment S-4 Residual Capacity. The Grantor shall promptly notify the Purchaser of the amount of capacity in which the Purchaser obtained an IRU pursuant to this Section 2(d). If the Purchaser acquires an IRU in any Residual Capacity, the terms contained herein binding on the Purchaser with respect to Purchased Capacity shall be binding on the Purchaser with respect to such Residual Capacity. The Purchasers Adjusted Pro Rate Share in any S-Segment shall be allocated in half MCUs, and the Grantor shall be permitted to round down to the nearest whole MCU.

         Presale Upgrade Rights. If the Grantor and the Subsidiary Grantors determine to increase the Initial Design Capacity (as defined in Annex B) of the System after the date which is [**] years after the RFS Date for the entire System, the Grantor shall deliver to the Purchaser (only if the Purchaser is a Presale Purchaser) notice of the proposed increase. If the Purchaser is a Presale Purchaser, the Purchaser will have the right to receive a portion of such increased capacity (as provided in Section 2(g) below), on terms to be provided at that time which shall be no less favorable than those accorded to other potential purchasers at such time for the purchase of similar amount of capacity.

         Additional Purchases. The Purchaser will have the right to elect to purchase additional MCUs of Purchased Capacity on any Transatlantic Segment at any time, so long as and only to the extant that at such time uncommitted capacity remains available in the subject Segment. The purchase price for such additional MCUs shall be as follows:

        First additional Transatlantic Segment           [*][/ MCU
        Second additional Transatlantic Segment          [*] / MCU
        Third additional Transatlantic Segment           [*]/ MCU*
        Each additional Transatlantic Segment            [*]/ MCU

       [*]  /MCU if such additional MCU is purchased after  [*]

                  provided that such purchase price payable shall be increased by [*] per MCU if such Transatlantic Segment is Segment S-2or Segment S-4.

                  The purchase price for each additional MCU on any Segment shall be due and payable on RFS Date of such Segment or if such RFS Date has occurred prior to the date of such election, then on the date which occurs 30 days after the date such election is made. The Purchaser may elect to exercise such right by (1) delivering written notice to Grantor, which notice shall set forth the number of MCUs and the Segments to which such election shall apply and
(2) making an initial payment to Grantor of [*] of the applicable purchase price of such additional capacity, which payment shall be governed by the provisions of Section 3(a) below. Upon delivery of such election notice and payment, to the extent that such additional capacity remains uncommitted at that time, the Purchaser shall be irrevocably obligated to purchase such additional MCU(s) of Purchased Capacity on the subject Segment(s) on the payment due date described above in this Section 2(f). The [*] initial payment made pursuant to this
Section 2(f) shall be credited toward the payment of the purchase price pursuant to this Section 2(f), subject to 21 hereof.

         Upgrades. The Grantor hereby grants to the Purchaser an option to acquire MCUs of Purchased Capacity on any Segment if and when such Segment is upgraded (an oUpgraded Segmento), which option shall be exercised by delivery to the Grantor of the election notice described below in this Section 2(g) on or prior to the date which is 30 days after the Grantor shall notify Purchaser of the expected RFS Date of the Upgraded Segment(s) (the oUpgrade Option Deadlineo). The purchase price for each such MCU of Purchased Capacity shall be equal to the lesser of (i) the market price at which Grantor is offering capacity on such Upgraded Segment or (ii) the applicable price set forth for the purchase of additional MCU's of Purchased Capacity in Section 2(f) above in the case of any Transatlantic Segment and [*] in the case of any European Segment (provided that, in the case of European Segments, Purchaser is also purchasing an equal number of MCUs on a Transatlantic Segment(s)). The number of MCUs that Purchaser may elect to purchase on any Upgraded Segment under this Section 2(g) shall not exceed the number of MCUs that Purchaser acquired on such Segment pursuant to this Agreement. The Purchaser may elect to exercise such option by delivering a written election notice to the Grantor on or before the Upgrade Option Deadline, which election notice shall set forth the number of MCUs and the Upgraded Segments to which such election applies (the "Upgrade Purchased Capacity") and which shall be irrevocably obligated to purchase on the RFS Date of the Upgraded Segment, for the purchase price described in this Section 2(g), the Upgrade Purchased Capacity. This Section 2(g) shall not preclude additional purchases pursuant to Section 2(f) hereof.

         Option for Segments S-3a and S-3c. Thc Grantor hereby grants to the Purchaser the option to purchase Purchased Capacity on Segment S-3a and/or Segment S-3c for a purchase price of [*] per MCU, which option shall be exercised through receipt by the Grantor of the election notice and the additional payment described below in this Section 2(h) in the next sentence For each MCU on a European Segment which Purchaser elects to purchase under this
Section 2(h), Purchaser must have committed to purchase hereunder an MCU on a Transatlantic Segment. The Purchaser may elect to exercise such option by (i) delivering a written election notice to the Grantor, which election notice shall be irrevocable, and (ii) (A) if such notice is delivered prior to the RFS Date of the relevant European Segment, making an initial payment to Grantor of [*] for each MCU to be purchased under this Section 2(h) in order to increase the Initial payment pursuant to Section 3(a) below or (B) If such notice is delivered after the RFS Date of the relevant European Segment, making the full payment to Grantor of [*] for each MCU being purchased under this Section 2(h). If such notice is delivered prior to the RES Date of the relevant European Segment, the Purchaser shall upon delivery of such notice be irrevocably obligated to purchase the elected number of MCUs on Segments S-3a and S-3c on the respective Payment Due Dates. The [*] initial payment(s) to be made in such event pursuant to this Section 2(h) shall be credited toward the[*] purchase price pursuant to this Section 2(h), subject to Section 21 hereof. If the Purchaser purchases a MCU on Segment S-3a or S-3c pursuant to this Section 2(h), it shall obtain a omatchingo MCU of Capacity on Segment S-3b for no extra charge.

         Parent Guaranty.  Intentionally Omitted.

         Interim Restoration.  Intentionally Omitted.

         Inland Capacity. The Grantor will ensure that the price for Inland Capacity under the Inland Capacity Agreements will be [*] between the Brookhaven Cable Landing Station and Hudson Street in New York and [*],between the White Sands Cable Landing Station and Docklands in London for each STM01 of capacity purchased, each for a [*] term.

         AT&T Guaranty. Grantor represents that it has obtained from AT&T Corp. a guaranty that TSSL will complete construction of the System pursuant to the Supply Contract. Grantor will use reasonable commercial efforts to cause AT&T Corp. to perform its obligations under such guaranty. All references to the Supply Contract herein shall be deemed to include such guaranty.

         Additional Purchases. In addition to the option granted to the Purchaser under Section 2(h). The Purchaser shall have the right to purchase additional European Segments for a purchase price of [*] per MCU. The mechanics (notices, downpayment, etc.) of such purchase shall be consistent with those set forth in Section 2(h).

3.       PAYMENT FOR CAPACITY.

         Initial Payment. Upon the execution and delivery of this Agreement, the Purchaser shall make an initial payment to the Grantor's Account (for the benefit of the Grantor and the benefit of the Subsidiary Grantors), in immediately available Dollars, in an amount equal to [*] (the oInitial Paymento). Upon payment of the Initial Payment, Purchaser's IRU in the capacity on the applicable S Segment shall be reserved. The Initial Payment shall be non-refundable (except as provided in Section 21 of this Agreement) and shall be credited toward the payment of the Total Purchase Price.

         Payment of Purchase Price. In exchange for the IRU interest granted pursuant to this Agreement and the Right of Use Agreement in any Purchased Capacity, the Purchaser shall, on or before the Payment Due Date, pay to the Grantor's Account (for the benefit of the Grantor and the benefit of the Subsidiary Grantors), in immediately available Dollars, an amount equal to 100% of the Purchase Price for such MCU (with the Initial Payment being credited to such 100% payment). Each payment made under this Section 3(b) shall be non-refundable (except as provided in Section 21).

         Additional Service Payment. The Purchaser shall be required to make, at the request of the Grantor, additional payments in respect of the right of use granted under this Agreement, or the Right of Use Agreement, for access connection rearrangement requested by the Purchaser, as set forth in Schedule II to this Agreement and such other reasonable costs in respect of additional services or equipment requested by the Purchaser to be provided hereunder or in connection herewith.

         Taxes. All payments made by the Purchaser under this Agreement shall be made without any deduction or withholding for or on account of any tax, duty or other charges of whatever nature imposed by any taxing or governmental authority (collectively oTaxeso); provided that, the term oTaxeso shall not include (A) any tax imposed upon, or measured by, the net income of the Grantor and/or the Subsidiary Grantors, (B) any tax imposed on the Grantor or a Subsidiary Grantor respectively by its country of formation and (C) any tax imposed on any dividend or deemed dividend by any Subsidiary Grantor to Grantor. If the Purchaser is required by law to make any deduction or withholding from any payment due hereunder to the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors), then, notwithstanding anything to the contrary contained in this Agreement, the gross amount payable by the Purchaser to the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) will be increased so that, after any such deduction or withholding for Taxes, the net amount received by the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) will not be less than the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) would have received had no such deduction or withholding been required.

4.       OPERATION AND MAINTENANCE OF SYSTEM.

         Maintenance Payments. The Purchaser shall pay to the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors), in immediately available Dollars, its allocated share of the costs for operating, maintaining and repairing the System in accordance with paragraph 8 of Annex B (oMaintenance Costso). Maintenance Costs shall be payable quarterly in advance on each January 1, April 1, July 1 and October 1, commencing with the first January 1 after the applicable RFS Date, except that on the applicable RFS Date the Purchaser shall make a proportional payment for the period from the applicable RFS Date to the first such quarterly payment. Each payment made by the Purchaser under this Section shall be subject to the provisions of Section 3(d) of this Agreement and shall be nonrefundable. Any payment due on a date, which is not a business day, shall be paid on the next business day.

         Maintenance. (i) The Grantor shall use commercially reasonable efforts to cause the System to be maintained in efficient working order and in accordance with industry standards and the standards set forth in Attachment 4 hereto. Grantor represents that the OA&M Agreement is in full force and effect and that it requires and at all times shall require TSSL to provide routine, preventive and corrective maintenance for the System in accordance with performance standards that at least meet prudent industry standards. Grantor will use reasonable commercial efforts to cause TSSL to perform its obligations under the OA&M Agreement and the Supply Contract.

                  (ii) The Grantor together with the Subsidiary Grantors will have sole responsibility for negotiating, executing and administering contracts and all other aspects related to the construction, operation, maintenance and repair of the System.


                  (iii) Should any condition exist in any Segment that may impair the integrity of the System, the Grantor shall initiate and coordinate planned maintenance (or shall cause such action to occur), on such relevant Segment which may include the deactivation of such Segment. The Grantor shall, to the extent reasonably practicable, advise the Purchaser in writing at least
(60) days (or such shorter period as may be agreed), prior to initiating a planned maintenance operation, of the timing, scope and costs of such planned maintenance operation.

                  (iv) In the event of disruption of service due to a force majeure or other emergency, the Grantor shall cause service to be restored as quickly as reasonably possible and the Grantor shall take such measures as are reasonably necessary to obtain such objective.

5.       INVOICES: DEFAULT INTEREST.

         Invoices. The Grantor (and/or the Subsidiary Grantors) or its authorized agent (which may include the Operator), shall render invoices under this Agreement in Dollars, and the Purchaser shall pay such amount in Dollars. The Purchaser shall make all payments by means of a wire transfer to Grantor's Account (for the benefit of the Grantor and the Subsidiary Grantors).

         Default Interest. Any invoice rendered under this Agreement which is not paid when due, shall accrue interest at the annual rate of six percent (6%) above the rate for U.S. dollar LIBOR for one month as quoted in The Wall Street Journal on the first business day of the month in which such payment is due. Such interest shall accrue from the day following the date payment was due until it is paid in full. In the event that applicable law does not allow the imposition of default interest at the rate established in accordance with this
Section 5(b), such "default interest" shall be at the highest rate permitted by applicable law. For the purposes of this Section, "paid" shall mean that funds are available for immediate use by the Grantor.

6.       DEFAULT.

         If the Purchaser fails to make any payment required by this Agreement on the date this it is due, or if the purchaser is otherwise in breach of this Agreement, and such payment default continues unremedied for a period of at least [**] days or such other breach continues for a period of at least [**] days, the Grantor, or its authorized agent, may notify the Purchaser in writing of such payment default or other breach and if full payment is not received or such other breach is not fully remedied within 15 (fifteen) days of such notification, the Grantor: (i) may suspend all service provided to Purchaser hereunder and under the Right of Use Agreement (including suspending Purchaser's right to use the Purchased Capacity0, until such payment default or other breach has been cured (including payment of default interest, if any), and (ii) shall be entitled to pursue any and all rights and legal and equitable remedies (including its rights and remedies to enforce the Purchaser's obligations under this Agreement).

         If the Grantor is in breach of this Agreement and such breach continues for a period of at least 30 days, the Purchaser may notify the Grantor in writing of such breach and if such breach is not fully remedied within fifteen days of such notification, the Purchaser shall, for so long as such breach continues, be entitles to pursue any and all rights and legal and equitable remedies, including its rights and remedies to enforce Grantor's obligations under this agreement.

7.       USE OF CAPACITY.

         The operation of the Purchased Capacity and any equipment associated therewith shall be such as not to interrupt, interfere with, or impair service over any of the facilities comprising the System, or impair privacy of any communications over such facilities, cause damage to plant or create hazards to employees, affiliates or connecting companies of the Grantor, any Subsidiary Grantor, the Purchaser, or any other user, owner or operator of the System or the public. The Purchaser shall bear the cost of any additional protective apparatus reasonably required to be installed because of the use of such facilities by the Purchaser, any lessees or permitted transferees of the Purchaser, or any customer or customers of the Purchaser or of any such lessee or transferee. The Grantor will use reasonable efforts to cause all other purchasers of capacity in the System to undertake obligations comparable to those of the Purchaser set forth in this Section, and the Purchaser shall cause all permitted users of the IRU in the Purchased Capacity to undertake comparable obligations.

         The Purchased Capacity granted to the Purchaser shall be made available to the Grantor (or it subsidiaries, its agents or the Operator), at such times agreeable to the Purchaser and the Grantor, to permit the Grantor and the Subsidiary Grantors to conduct such tests and adjustments as may be necessary for such capacity to be maintained in efficient working order.

8.       DURATION OF AGREEMENT.

         This Agreement shall become effective on the day and year set forth in the preamble hereto and shall continue in operation until the [**]anniversary of the RFS Date for the entire System (the "Term").

         The termination of this Agreement (whether under this Section or otherwise) shall not relieve the Purchaser, the Grantor or the Subsidiary Grantors from any liabilities arising prior to such termination.

         Upon the termination of this Agreement, so long as Purchaser is not in default hereunder, the Purchaser may elect to extend its rights in the System, for so long as the System exists or has not been retired, by giving written notice to Grantor any paying to Grantor one (1) dollar. Such election to extend shall not affect or delay the termination of the Grantor's obligations under this Agreement. Upon such election to extend and payment, the Purchaser, together with all other purchaser of capacity on the System that also elect to so extend, shall become the sole owner of the System. The ownership interests of the Purchaser and such other purchasers shall be in proportion to the amount of capacity covered by IRU's previously granted to the Purchaser and such other purchasers. The Grantor shall execute and deliver such documentation as may be reasonably required to effect such transfer of ownership. Without limitation to the generality of the foregoing provisions, Grantor shall have no obligation to operate or maintain the System during such extension.

         The parties hereto shall discuss with each other and the other purchasers of capacity on the System establishing a procedure for the early retirement of the System if such retirement appears to be commercially appropriate.

9.       PERFORMANCE OF AGREEMENT.

          The performance of this Agreement by each party hereto is contingent upon the obtaining and continuance of such approvals, consents, governmental authorizations, licenses and permits as may be required or deemed necessary by the parties for performance by such party hereunder and as may be satisfactory to them. The parties shall use (and in the case of the Grantor, shall cause the Subsidiary Grantors to use) all reasonable efforts to obtain and continue, and to have continued, such approvals, consents, licenses and permits. No license under patents is granted by the Grantor or any of the Subsidiary Grantors or shall be implied or arise by estoppel in the Purchaser's favor with respect to any apparatus, system or method used by the Purchaser in connection with the use of the capacity granted to it hereunder or under the Right of Use Agreement.

10.      DISCLAIMER.

         The Grantor and the Subsidiary Grantor have entered into the Supply Contract to obtain plant, equipment and services necessary to allow the Purchased Capacity to be placed into operation on the applicable schedule RFS Date. Neither the Grantor, any Subsidiary Grantor or any of their respective affiliates warrants or guarantees that the RFS Date for any Segment or the System will occur and the Grantor, the Subsidiary Grantors and their respective affiliates will otherwise have no obligation under this Agreement or the Right of Use Agreement or otherwise unless and until the applicable RFS Date occurs, except as set forth in Section 21 hereof. THE PURCHASER ACKNOWLEDGES AND AGREES THAT THE GRANTOR AND THE SUBSIDIARY GRANTORS ARE NOT LIABLE FOR THE SUPPLIER'S FAILURE TO PERFORM. UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT, ANY OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE ARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE SPECIFICALLY DISCLAIMED.

         In order to make it more convenient for the Purchaser to connect the Purchased Capacity to inland networks, the Grantor and the Subsidiary Grantors may permit certain Inland Carriers to collocate at the cable stations located at each T-Segment. Neither the Grantor, any Subsidiary Grantor or any of their respective affiliates warrants or guarantees any agreement between the Purchaser and any Inland Carrier and neither the Grantor, any Subsidiary Grantor or any of their respective affiliates shall have any liability to the Purchaser for any failure of any Inland Carrier to perform the terms and conditions of any such agreement. The foregoing is not intended to limit the definition of "RFS Date."

11.      LIMITATIONS OF LIABILITY.

         In no event shall Purchaser, the Grantor or any Subsidiary Grantor be liable to the other for consequential, incidental, indirect or special damages, including, but not limited to, loss of revenue, loss of business opportunity or the costs associated with the use of external (outside the System) restoration facilities, including, without limitation, for any loss or damage sustained by reason of any failure in or breakdown of the System or the facilities associated with the System, the failure of any Inland Carrier to perform the terms and conditions of any agreement to which it and the purchaser are parties or for any interruption of service, whatever the cause and however long it shall last.

         Neither the Grantor nor any Subsidiary Grantor shall be liable to the Purchaser for any loss or damage which may be suffered by the Purchaser by reason of any circumstances beyond the control of the Grantor and the Subsidiary Grantors and having an adverse effect on the provision of any part of the System in which the Purchaser is entitled to capacity or has any other right or interest under this Agreement or under the Right of Use Agreement.

         (i) Neither the Grantor nor any Subsidiary Grantor shall be liable to the Purchaser for any loss or damage which may be suffered by the Purchaser as a result of, related to, or in connection with, the Purchasers compliance or non-compliance with any applicable state, federal, foreign governmental, international (foreign or domestic) or other law related to the transfer of the IRU in, or the use of, the Purchased Capacity.

                  (ii) The Purchaser shall not be liable to the Grantor or any Subsidiary Grantor for any loss or damage which may be suffered by the Grantor or any Subsidiary Grantor as a result of, related to, or in connection with, the Grantor's or any Subsidiary Grantor's non-compliance with any applicable state, federal, foreign governmental, international (foreign or domestic) or other law related to the transfer by the Grantor of the IRU to the Purchaser in, or the Grantor's operation, ownership or use of, the System.

                  (iii) The Purchaser shall not be liable to the Grantor or to any Subsidiary Grantor for any loss or damage, which may be suffered by the Grantor or any Subsidiary Grantor by reason of any circumstances beyond the control of the Purchaser.

12.      SETTLEMENT OF DISPUTES.

         The parties hereto shall endeavor to settle amicably by mutual discussions any disputes, differences, or claims whatsoever related to this Agreement.

         Failing such amicable settlement within a period of 30 days from the commencement of mutual discussions, any controversy, claim or dispute arising under or relating to this Agreement, including the existence, validity, interpretation, performance, termination or breach thereof, shall finally be settled by arbitration in accordance with the International Arbitration Rules of the American Arbitration Associate ("AAA"). There shall be three (3) arbitrators, the first of which shall be appointed by the claimant in its notice of arbitration, the second of which shall be appointed by the respondent within
(30) days of the appointment of the first arbitrator and the third of which shall be jointly appointed by the party-appointed arbitrators within thirty (30) days thereafter. The language of the Arbitration shall be English. The Arbitrator will not have authority to award punitive damages to either party. Each party shall bear its own expenses, but the parties shall share equally the expenses of the Arbitration Tribunal and the AAA. This Agreement shall be enforceable, and any arbitration award shall be final, and judgement thereon may be entered in any court of competent jurisdiction. The arbitration shall be held in New York, New York, USA.

13.      INCREASE OF INITIAL DESIGN CAPACITY.

         The Grantor and the Subsidiary Grantors shall have authority to increase, at their own cost and expense (except as may be otherwise agreed pursuant to Section 2(c) hereof), the Initial Design Capacity (as defined in Annex B) of the System. Such increase shall be implemented so as not to cause any undue interruption of normal service and its associated self healing ring protection in respect of existing IRU capacity.

GOVERNING LAW.

         THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

WAIVER OF IMMUNITY.

         The parties hereto acknowledge that this Agreement is commercial in nature, and each party hereof expressly and irrevocably waives any claim or right which it may have to immunity (whether sovereign immunity, act of state or otherwise) for itself or with respect to any of its assets in connection with an arbitration, arbitral award or other proceeding to enforce this Agreement, including, without limitation, immunity from service of process, immunity of any of its assets form pre- or post- judgement attachment or execution and immunity from the jurisdiction of any court or arbitral tribunal.

EXPORT CONTROL.

         The parties hereto acknowledge that to the extent any products, software or technical information provided under this Agreement or the Right of Use Agreement are or may be subject to any applicable export laws and regulations, the parties hereto agree that they will not use, distribute, transfer or transmit the products, software or technical information (even if incorporated into other product) except in compliance with such export laws and regulation (or licenses or orders issued pursuant thereto). If requested by either party hereto the other party agrees to sign all necessary export-related documents as may be required to comply therewith.


17.      REPRESENTATION: INDEMNITY.

         Grantor hereby represents and warrants to Purchaser that (i) Grantor is a corporation duly organized and validly existing under the laws of Bermuda;
(ii) the execution, delivery and performance of this Agreement by Grantor has be duly authorized by all necessary corporate action on the part of Grantor and this Agreement is a valid, binding and enforceable obligation of Grantor enforceable in accordance with its terms and (iii) the execution, delivery and performance of this Agreement by Grantor does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgement of any court, tribunal or governmental authority binding on Grantor.

         Purchaser hereby represents and warrants to Grantor that (i) Purchaser is a corporation duly organized, validly existing an din good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all necessary corporate action on the part of the Purchaser and this Agreement is a valid, binding and enforceable obligation of Purchaser enforceable in accordance with its terms; and (iii) the execution, delivery and performance of this Agreement by Purchaser does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgement of any court, tribunal or governmental authority binding on Purchaser.

         Except for any governmental approvals set forth on any Purchaser's
Schedule I, each party hereby represents and warrants to the other party that is has obtained all approvals, consents, governmental authorizations, licenses and permits as may be required to enter into this Agreement, and grant or acquire, as the case may be, the IRU in the Purchased Capacity.

         The Foregoing representations and warranties shall survive the execution and delivery of this Agreement.

         Subject to Section 11, the Purchaser agrees to indemnify and hold harmless the Grantor and the Subsidiary Grantors and their respective officers, directors, employees, agents and representatives from and against any loss, damage, expense or cost arising out of or in connection with: (i) any breach or violation by the Purchaser of applicable law or governmental regulation, and
(ii) any claims of whatever nature by third parties with respect to the services provided by the Purchaser.

         Subject to Section 11, the Grantor agrees to indemnify and hold harmless the Purchaser and its officers, directors, employees, agents and representatives from and against any loss, damage, expense or cost arising out of or in connection with: (i) any breach or violation by the Grantor or any Subsidiary Grantor of applicable law or governmental regulation, and (ii) any claims of whatever nature by third parties with respect to the services provided by the Grantor or any Subsidiary Grantor.

         In the event an indemnified party under paragraph (e) or (f) above is notified of any action as to which it may seek to be indemnified under such paragraph, it will promptly notify the party from which indemnification will be sought and seek to consult with such party prior to taking any material action with respect thereto.

RELATIONSHIP OF THE PARTIES.

         This Agreement shall not form a joint venture or partnership or similar business arrangement among Grantor, the Purchaser and/or the Subsidiary Grantors, and nothing contained herein or in the Right of Use Agreement shall be deemed to constitute a partnership or joint venture or similar business arrangement nor shall any party be deemed to be the agent or partner of any other party. No party shall have the right to bind any other party.

NO THIRD PARTY BENEFICIARIES.


         This Agreement does not provide and is not intended to provide third parties (including, but not limited to, customers of the Purchaser, any permitted transferee of the Purchased Capacity (other than a permitted transferee of all the Purchaser's rights and obligations under this Agreement) or any other permitted user of the Purchased Capacity) with any remedy, claim, liability, reimbursement, cause of action, or any other right, except for the Subsidiary Grantors. Furthermore, the Purchaser acknowledges that, except as set forth in the Right of Use Agreement, it is not a third party beneficiary of any agreement entered into by the Grantor or the Subsidiary Grantors including, but not limited to, the Supply Contract and the OA&M Agreement.


20.      ASSIGNMENT.

         This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, the Subsidiary Grantors and their respective successors and permitted assigns; provided that, except for the assignment of the Purchaser's or the Grantor's and/or any Subsidiary Grantor's rights under this Agreement to one or more of the Purchaser's or the Grantor's lenders as security and except as proved in one of paragraphs (b), (c), (d) or
(e) of this Section, neither this Agreement nor any of the rights or interests hereunder shall be assigned, transferred or otherwise disposed of or the obligations hereunder delegated by either party hereto without the prior written consent of the other party.

         Each party hereto shall be permitted to assign, transfer or otherwise dispose of any or all of their rights hereunder and under the Right of Use Agreement and delegate any or all of their obligations hereunder and under the Right of Use Agreement to any present or future affiliated company of such party or to an entity controlled by, under the same control as, or controlling, such party; provided that any such assignment, transfer or other disposition shall not release such party from its obligations hereunder, unless the other party consents otherwise in writing, which consent shall not be unreasonably withheld (it being understood that it is not unreasonable to withhold consent if the assignee or transferee is not as creditworthy as the assignor). Each party shall give the others notice of any such assignment, transfer or other disposition or any such delegation.

         Except as specifically under paragraph (a), (b), (c), (d) or (e) of this Section, the Purchaser shall not be permitted to:

                  (1) Assign, transfer or otherwise dispose of any or all of its rights hereunder or under the Right of Use Agreement; provided that the Purchaser shall be permitted to (A) enter into one or more lease or license agreements to lease or license Purchased Capacity to a lessee so long as each such lease or license involves less than one MCU of Purchased Capacity and does not affect the Purchaser's obligations hereunder or (B) transfer its rights (but not its obligations) to use any Purchased Capacity to a Carrier Party in accordance with paragraph 6 of Annex B to this Agreement, provided that the aggregate maximum amount of capacity that may be transferred to all Carrier Parties shall not exceed one MCU and provided further that simultaneously with transferring such rights to such Carrier Party, such Carrier Party executes a document acknowledging:

                                    (i)     that is has acquired from the
Purchaser rights to use Purchased Capacity which were conveyed to the Purchaser under or in connection with a capacity purchase agreement with the Grantor (the "CPA");

          that the Purchaser has an ongoing obligation under the CPA to make certain payments to the Grantor (including, without limitation, in respect of operation, administration and maintenance expenses and in respect of remaining payments for the Purchase price of such Purchased Capacity) and otherwise comply with the terms thereof, and that the failure of the Purchaser to make any such payments when due or the occurrence of any other breach by the Purchaser of the terms of the CPA could result in the suspension of Purchaser's right to the Purchased Capacity or reclamation by the Grantor of the Purchased Capacity in accordance with the terms of the CPA; and

         that such Carrier Party is not a third party beneficiary of the CPA or the right of use Agreement; or

                  delegate any or all of its obligations hereunder or under the Right of Use Agreement to any person or entity.

         In addition to any rights of assignment under Section 20(b), upon payment in full of the purchase price pursuant hereto of all capacity to be purchased hereunder, or, prior to such payment, upon execution and delivery by the Purchaser of a Parent Guaranty (or if a Parent Guaranty is already in effect, the execution and delivery by the Purchaser's parent of a new Parent Guaranty or a written consent), the Purchaser shall be permitted to assign, transfer or otherwise dispose of any or all of its rights hereunder and under the Right of Use Agreement and delegate any or all of its obligations hereunder and under the Right of Use Agreement to any present or future affiliated company of the Purchaser or to an entity controlled by, under the same control as, or controlling, the Purchaser. The Purchaser shall give the Grantor notice of any such assignment, transfer or other disposition or any such delegation.

         In addition to any rights the Purchaser may have under any other paragraph of this Section, (i) after the date on which all capacity (including additional capacity created when the System is upgraded) on the System has been sold by the Grantor or (ii) prior to such date, so long as a Purchaser has not acquired more than one MCU of Purchased Capacity on a Transatlantic Segment hereunder, and provided that it waives all rights to acquire additional MCUs of Purchased Capacity under the terms of Sections 2(f) and 2(g) hereof, such Purchaser shall be permitted to assign, transfer or otherwise dispose of all if its rights hereunder and under the Right of Use Agreement and delegate all of its obligations hereunder and under the Right of Use Agreement or any other Person; provided that any such assignment, transfer, other disposition or delegation shall not release such Purchaser from its obligations hereunder, unless the Grantor consents otherwise in writing, which consent shall not be unreasonably withheld (it being understood that it is not unreasonable to withhold consent if the assignee or transferee is not as creditworthy as the assignor). Each party shall give the others notice of any such assignment, transfer or other disposition or any such delegation. Any transfer by the Purchaser of its obligations or its rights to use any Purchased Capacity which is in violation of this Section shall be void and of no force and effect.


21.      CONDITION TO PURCHASER'S OBLIGATIONS.

         The Purchaser's obligation to pay for an IRU with respect to any Purchased Capacity shall terminate if the RFS Date for the Purchased Capacity on Segment S-1 has not occurred by October 15, 1998, or in the case of any other Purchased Capacity the RFS Date had not occurred by June 30, 1999. In such event, the Grantor shall refund all amounts of Purchased Price paid by the Purchaser with respect to such Purchased Capacity within thirty (30) days after the applicable date and this Agreement shall terminate.

         The Purchaser's obligation to pay for an IRU on the Payment Due Date with respect to (i) any Purchased Capacity on Segment S-1 (or any matching European Segment) shall terminate if, prior to the RFS Date for Segment S-1, the Purchaser has not obtained all department of Trade and industry and Federal Communications Commission licenses necessary to carry traffic on such Segment and (ii) any Purchased Capacity on any European Segment shall terminate if, prior to the RFS Date for such European Segment, the Purchaser has not obtained
(A) all necessary governmental approvals in the Netherlands or Germany, as the case may be, necessary to carry traffic on such Segment, and (B) an appropriate inland capacity agreement with an Inland Carrier and/or a correspondent agreement to enable the Purchaser to terminate its traffic. The Purchaser shall use good faith efforts to obtain the necessary licenses and governmental approvals and to enter into the inland capacity agreements and/or correspondent agreements prior to the RFS Date for a particular Segment. In the event of any such termination, (i) this Agreement shall remain in full force and effect for any Segment not so affected and (ii) the Purchaser shall be entitled to the return (within fourteen (1) days) of its initial Payment for any affected Segments.

NOTICES.

         Each notice, demand, certification or other communication given or made under this Agreement shall be in writing and shall be delivered by hand or by recognized overnight delivery service or sent by registered mail or by facsimile transmission to the address of the respective party as shown below (or such other address as may be designated in writing to the other party hereto in accordance with the terms of this Section):

             If to the Purchaser:              to the address or facsimile
                                               number set forth on the
                                               signature pages

             If to the Grantor:                Global Telesystems Ltd.
                                               Wessex House
                                               45 Reid Street
                                               Hamilton HM12, Bermuda
             Attn:                             Executive Director
             Fax No.:                          441-296-8606

         Any changes to the name, address and facsimile numbers may be made at any time by giving fifteen (15) days prior written notice in accordance with this Section. Any such notice, demand or other communication shall be deemed to have been received, if delivered by hand, at the time of delivery or, if sent by overnight deliver service the date when delivered or, if posted, at the expiration of seven (7) days after the envelope containing the same shall have been deposited in the post maintained for such purpose, postage prepaid, or, if sent by facsimile, at the date of transmission if confirmed receipt is followed by postal notice.

SEVERABILITY.

         If any provision of this Agreement is found by an arbitral, judicial or regulatory authority having jurisdiction to be void or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions shall continue in full force and effect.

HEADINGS.

         The Section headings of this Agreement are for convenience of reference only and are not intended to restrict, affect or influence the interpretation or construction of provisions of such Section.

COUNTERPARTS: FACSIMILE SIGNATURES.

         This Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed an original. Such counterparts shall together (as well as separately) constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.


ENTIRE AGREEMENT.

         This Agreement together with the Schedules, Annexes and Attachments hereto supersedes all prior or written understanding between the parties hereto and constitutes the entire agreement with respect to the subject matter herein. This Agreement shall not be modified or amended except by a writing signed by authorized representative of the parties hereto.

PUBLICITY AND CONFIDENTIALITY.

         The provisions of this Agreement and any non-public information, written or oral, with respect to this Agreement (oConfidential Informationo) will be kept confidential and shall bot be disclosed, in whole or in part, to any person other than affiliates, officers, directors, employees, agents or representatives of a party (collectively, oRepresentativeo) who need to know such Confidential Information for the purpose of negotiating, executing and implementing this Agreement. Each party agrees to inform each of its Representatives of the non-public nature of the Confidential Information and to direct such persons to treat such Confidential Information in accordance with the terms of this Section 27. Nothing herein shall prevent a party from disclosing Confidential Information (i) upon the order of any court or administrative agency, (ii) upon the request or demand of, or pursuant to any regulation of, any regulatory agency or authority, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder,
(iv) to a party's legal counsel or independent auditors, (v) to prospective lenders to the Grantor, and (vi) to any actual or proposed assignee, transferee or lessee of all or part of its rights hereunder provided that such actual or proposed assignee agrees in writing to be bound by the provisions of this
Section 27.

MISSING PAGE 21






         IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first written above.

                                           GLOBAL TELESYSTEMS LTD.


                                           By: _______________________
                                           Name:       K. Eugene Shutler
                                           Title:      President


                                           WORLDPORT COMMUNICATIONS, INC.


                                           By: ________________________
                                           Name:
                                           Title:      Vice-President Global
                                                       Sales & Marketing

                                           Address:    3610 Kennesaw
                                                       North Industrial Parkway
                                                       Suite 200
                                                       Kennesaw, Georgia 30144
                                           Attention:
                                           Facsimile:








                                                                  Schedule I
                        PURCHASER: Worldport Communications, Inc.

                           Description of Purchased Capacity

     (a)                          (b)                            (c)                           (d)                 (e)

  Date of Transaction      Appropriate S-Segment        Number of Whole MCUs           Price Per Whole MCU     Purchase Price
                           and Related T-Segments                                                                (c)*(d)
                                 Note (1)

        4/7/98              Segments S-1, T-1 and T-2             1                            [*]                   [*]
        4/7/98              Segments S-1, T-1 and T-2             4                            [*]                   [*]




                               Total Purchase Price                       [*]
                               Less Initial Payment                       [*]
                               Purchase Price Due on RFS of Segment S-1   [*]
Note:

         The S-Segment and related T-Segments are set forth for purposes of showing the point of entry and exit with respect to Purchased Capacity.
Purchased Capacity is not dependent on any specific Routing.


                                             Permits not yet acquired
                                                      (None)





                                                               Schedule II
                           AC-1 Additional Charges


              Function                         Fees

Access Connection Initial Service               None
Access Connection Rearrangement per STM-1        [*]




                                                               Schedule III
                          Chief Executive Offices

Worldport Communications, Inc.
3610 Kennasaw North Industrial parkway
Suite 200
Kennasaw, Georgia 30144




                             ANNEX A

                                         INDEFEASIBLE RIGHT OF USE AGREEMENT

         THIS AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is made and entered into as of this 7th day of April, 1998, between and among GT Landing Corp., GT U.K. Ltd., Global Telesystems GmbH and GT Netherlands B.V. (collectively, the "Subsidiary Grantors") and the Purchaser signatory hereto.

                                                     WITNESSETH:

         WHEREAS, each Subsidiary Grantor is a wholly-owned subsidiary of Global Telesystems Ltd. (the "Parent") who is the grantor under the Capacity Purchase Agreement (as amended, supplemented or otherwise modified form time to time, the "Capacity Purchase Agreement") to which a copy of this Agreement is attached;

         WHEREAS, capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to them in the Capacity Purchase Agreement;

         WHEREAS, upon completion of the construction and installation of the System, GT Landing Corp. will have an IRU in the whole of Segment T-1, GT U.K. Ltd. will own Segment T-2, Global Telesytems GmbH will own Segment T-3 (except with respect to that portion of Segment T-3 which comprises Subsegment T-3A in which Global Telesystems GmbH has rights to) and GT Netherlands B.V. will own Segment T-4 (except with respect to that portion of Segment T-4 which comprises Subsegment T-4A in which GT Netherlands B.V. shall have rights to);

         WHEREAS, subject to and in accordance with the terms of the Capacity Purchase Agreement, the Parent is conveying certain S Capacity to the Purchaser on an indefeasible right of use basis;

         WHEREAS, each Subsidiary Granter desires to grant to the Purchaser, at no additional charge and for so long as the Purchaser maintains an IRU in any S Capacity, an indefeasible right of use with respect to its respective T Segment to the extent required by the Purchaser to use its IRU in such S Capacity; and

         WHEREAS, the Subsidiary Grantors acknowledge and agree that the Purchaser has relied upon this Agreement in entering into the Capacity Purchase Agreement;

         NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which and hereby acknowledged, the Subsidiary Grantors covenant and agree as follows:

1. Upon the effectiveness of the grant to the Purchaser of an indefeasible right of use with respect to any S Capacity (including in any Residual Capacity) in accordance with the Capacity Purchase Agreement, each Subsidiary Grantor grants to the Purchaser, at no additional charge and for the Term of the Capacity Purchase Agreement so long as the Purchaser maintains an IRU is such S Capacity, an indefeasible right of use with respect to its respective T Segment to the extent required by the Purchaser to use its IRU in the S Capacity.

2. Subject to Sections 10 and 11 of the Capacity Purchase Agreement, each Subsidiary Grantor shall maintain, or cause the Operator to maintain, its respective T Segment in accordance with the provisions set forth in the Capacity Purchase Agreement and the OA&M Agreement.

3. The grant under this Agreement by the Subsidiary Grantors is contingent upon the continued operation of the System, the continuance of the Capacity Purchase Agreement and upon the obtaining and continuance of such approvals, consents, governmental authorizations, licenses and permits as may be required or deemed necessary by the parties and as may be satisfactory to them. No license under patents is granted by the Subsidiary Grantor or shall be implied or arise by estoppel in the Purchaser's favor with respect to any apparatus, system or method used by the Purchaser in connection with the use of the T Segment(s) granted hereunder.

4. The Subsidiary Grantors and the Parent have entered in the Supply Contract to obtain plant, equipment and services necessary to allow the T Segments to be placed into operation on the applicable scheduled RFS Date. The Subsidiary Grantors do not warrant or guarantee that the RFS Date will occur for any T Segment and the Subsidiary Grantors will otherwise have no obligation under this Agreement or otherwise unless and until the applicable RFS Date occurs. UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT, ANY OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITEDTO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE SPECIFICALLY DISCLAIMED.

5. In no event shall any Subsidiary Grantor be liable to the Purchaser for consequential, incidental, indirect or special damages, including but not limited to, loss of revenue or loss of business opportunity, or the cost associated with the use of external (outside the System) restoration facilities.

6. This Agreement shall not form a joint venture or partnership or similar business arrangement between the parties hereto or between the parties hereto, the Parent and the Purchaser, and nothing contained herein shall be deemed to constitute a partnership or joint venture or similar business arrangement nor shall any party be deemed to be the agent or partner of any Purchaser. No party hereto shall have the right to bind any Purchaser.

7. Except with respect to the Purchaser as provided I Section 12, this Agreement does not provide and is not intended to provide third parties (including, but not limited to, customers of the Purchaser, any permitted transferee (other than a permitted transferee of all of the Purchaser's rights and obligations under the Capacity Purchase Agreement) of the Purchased Capacity or any other permitted user of Purchased Capacity) with any remedy, claim, liability, reimbursement, cause of action, or any other right.

8. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Purchaser and the Subsidiary Grantors and their respective successors and permitted assigns under the Capacity Purchase Agreement.

9. This Agreement shall not be modified or amended except by a writing signed by authorized representatives of the parties hereto, provided that in no event shall any such amendment that is adverse to the interests of the Purchaser be effective as against the Purchaser unless and until the Purchaser shall have consented in writing to such amendment.

10. This Agreement shall become effective on the date set forth above and shall continue in effect for the Term of the Capacity Purchase Agreement, and shall immediately terminate without any further action upon the termination of the Capacity Purchase Agreement.

11. The provisions of Section 11, 12, 14, 20, 23 and 25 of the Capacity Purchase Agreement are hereby incorporated herein by reference, Mutatis Mutandis, and shall be deemed a part of this Agreement as if fully act forth herein.

12. This Agreement is intended to be for the express benefit of each of the Purchaser signatories to this Agreement and, upon execution by each Subsidiary Grantor and each such Purchaser, shall be deemed to be a contract between each such Subsidiary Grantor and each such Purchaser under the laws of the State of New York, enforceable directly by such party in its own name.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first written above.



                                   GT LANDING CORP.



                                   By:  _________________________

                                   Name:

                                   Title:


                                   GT U.K. LTD.



                                   By:  ___________________________

                                   Name:

                                   Title:


                                   GLOBAL TELESYSTEMS GmbH


                                   By:  ___________________________

                                   Name:

                                   Title:


                                   GT NETHERLANDS B.V.


                                   By:  ____________________________

                                   Name:

                                   Title:


                                   WORLDPORT COMMUNICATIONS, INC.


                                   By:  ___________________________

                                   Name:

                                   Title:



                                                  ATLANTIC CROSSING

                                                SUBMARINE CABLE SYSTEM

                                                       ANNEX B
                                                  ATLANTIC CROSSING

                                                SUBMARINE CABLE SYSTEM

                                                       ANNEX B

                                                  TABLE OF CONTENTS

PARAGRAPH
                                                                            PAGE


Definitions
                                                                               2

Cable System Configuration and Segments
                                                                               2

Ownership and Provision of Segments and Additional Property
                                                                               2

Interconnection Services
                                                                               2

The System Advisory Committee
                                                                               2

Increase of System Capacity
                                                                               2

Operations, Administration and Maintenance of Segments and Access Connections
                                                                               2

Keeping and Inspection of Books
                                                                               2

Termination: Realization of Assets
                                                                               2


                                                     ATTACHMETNS

Attachment 1  -  Configuration of the Atlantic Crossing Submarine Cable System

Attachment 2  -  Terms of Reference for Assignments, Routing and Restoration

Attachment 3  -  Terms of Reference for Operation and maintenance


                           ATLANTIC CROSSING SUBMARINE CABLE SYSTEM

                                                       ANNEX B


Definitions

         Definitions are as described in the specific Paragraphs or in the Capacity Purchase Agreement to which this Annex B is attached. Except as otherwise provided, the following definitions shall apply throughout this Annex
B:

         Adjusted Pro Rate Share (for apportionment of Residual Capacity): with respect to each of the Segment S-1 Residual Capacity, the Segment S-2 Residual Capacity, the Segment S-3a Residual Capacity, the Segment S-3b Residual Capacity, the Segment S-3c Residual Capacity and the Segment S-4 Residual Capacity, a fraction:

                  (i) the numerator of which equals the sum of, (A) the number of STM-1s on the applicable S Segment in which the Purchaser acquired an IRU from the Grantor pursuant to this Agreement and which were deemed contracted for effective on or prior to [*], multiplied by [*], (B) the number of STM-1s on the applicable S Segment in which the Purchaser acquired and IRU from the Grantor pursuant to this Agreement and which were deemed contracted for effective after [*] but prior to [*], multiplied by [*] and (C) the number of STM-1s on the applicable S Segment in which the Purchaser acquired an IRU from the Grantor pursuant to this Agreement and which were deemed contracted for effective on and after [*] but prior to the earlier of (x) the RFS Date for the entire System and
(y) [*] ; and

                  (ii) the denominator of which equals the sum of, (A) the number of STM-1s on the applicable S Segment that all purchasers acquired an IRU from the Grantor and which were deemed contracted for effective on or prior to [*], multiplied by [*], (B) the number of STM-1s on the applicable S Segment that all purchasers acquired an IRU from the Grantor and which were deemed contracted for effective after [*] but prior to [*] multiplied by [*] and (C) the number of STM-1s on the applicable S Segment that all purchasers acquired and IRU from the Granter and which were deemed contracted for effective on and after [*] but prior to the earlier of (x) the RFS Date for the entire System and
(y) [*].

         The Adjusted Pro Rate Share shall be calculated by the Grantor and shall be conclusive absent manifest error.

         Basic System Module: A Basic System Module of the System shall consist of a digital line section in each direction with interface in accordance with ITU Recommendations G.703 and G.707 to G.708 and containing sixteen (16) STM-1s.

         Cable Landing Point: Cable Landing Point shall be the beach joint at each cable landing location or the mean high water mark of ordinary spring tides if there is no beach joint.

         Carrier Party: Any entity authorized or permitted under the laws of its respective country, to acquire and, if applicable, use facilities for the provision of international telecommunication services.

         Initial Design Capacity: The Initial Design Capacity of each Segment of the System shall consist of four (4) fiber pairs providing a minimum of sixteen (16) Basic System Modules (eight will be used for service and the remaining eight will be used for restoration) initially supplying STM-1's or any increase as determined form time to time by the Grantor in its sole discretion.

         Inland Carriers: An entity authorized or permitted under the laws of its respective country to provide for inland communications services.

         Maintenance Authority: An entity designated by Granter which shall be primarily responsible for the operations and maintenance of the wet plant as set forth in Paragraph 8(b).

         Segment S-1 Residual Capacity, Segment S-2 Residual Capacity, Segment S-3a Residual Capacity, Segment S-3b Residual Capacity, Segment S-3c Residual Capacity and Segment S-4 Residual Capacity: With regard to each of the S Segments, as of the date which is [*] years after the RFS Date for the entire System [*]% of that portion of the service capacity on the applicable S Segment which is available as of such date to be sold by the Grantor to prospective purchaser, together with, to the extent necessary to use such S Capacity, the applicable T Capacity. The amount of Residual Capacity for each such S Segment shall be determined solely by the Grantor and shall not, in any event, include any capacity on the applicable S Segment which the Grantor has determined should be reserved for restoration purposes.

         System Interface: The nominal 155 Mb/s (STM-1) digital/optical input/output ports on the digital/optical distribution frame (including the digital/optical distribution frame itself) where the Basic System Module connects with other transmission facilities or equipment.

         Terminal Parties: The Terminal Parties are GT U.K. Ltd., Global Telesystems GmbH, GT Landing Corp. and GT Netherlands B.V. each of which are, or in the case of the Netherlands Subsidiary will be, wholly-owned subsidiaries of the Grantor.

Cable System Configuration and Segments

         The configuration of the System shall be as shown in Attachment 1.

         In accordance with the arrangement contained in this Annex B, the System shall be regarded as consisting of the following Segments:

        Segment S-1:     A submarine cable linking Segments T-2 and T-1.

        Segment S-2:     A submarine cable linking Segments T-1 and T-3.

        Segment S-3a:    A submarine cable linking Segments T-4 and T-2.

        Segment S-3b:    A submarine cable linking Segments T-3 and T-4.

        Segment S-3c:    A submarine cable linking Segments T-2 and T-3. (which
                         goes through Segment T-4)

        Segment S-4:     The portion of the System linking Segments T-1 and T-4.

        Segment T-1:     A cable station in Brookhaven, New York, United States,
                         together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United States territorial limit.

        Segment T-2:     A cable station in Whitesands, United Kingdom, together
                         with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United Kingdom territorial limit.

       Segment T-3:      A cable station in Sylt, Germany, together with that
                         portion of the System which is located between such cable station and the point which is one-half mile beyond the Germany territorial limit.

        Segment T-4:     A cable station in Bever Dijk, Netherlands, together
                         with that portion of the System which is located between such cable station and the point which is one-half mile beyond the Netherlands territorial limit.

     It is assumed that under the current law of the United Kingdom, the United State, the Netherlands and Germany, the territorial waters of such country extend twelve nautical miles seaward from the coast of such country. If such assumption shall prove to be incorrect, or if a law shall change such assumption and in fact the territorial waters of any such county extend beyond twelve nautical miles, the parties hereto shall adjust the T Segment of the applicable Terminal Party.

          Except as provided herein, Segments T-1 and T-2 shall include, as appropriate:

          (i) the transmission cable and equipment associated with the submersible plant between the point which is one-half mile beyond the territorial waters of the United Kingdom or the United States, as appropriate, up to the nominal 155.52 Mb/s (STM-1) digital/optical or input/output ports on the digital/optical distribution frame (including the digital/optical distribution frame itself) where the Basic System Module connects with other transmission facilities or equipment;

          (ii) the land, civil works and buildings at the specified locations for the cable landing and for the cable route including cable rights-of-way and ducts between the applicable cable station and it respective Cable Landing Point, and common services and equipment at each of the locations, together with equipment in each of those cable stations which is solely associated with the System; and

          (iii) the sea earth cable and electrode system and/or the land earth system, or an appropriate share thereof, associated with the terminal power feeding equipment.

     Except as provided herein, Segment T-3 consists of Subsegment T-3A and Subsegment T-3b.

     Subsegment T-3A shall consist of:
          (i) the transmission cable and equipment associated with the submersible plant between the point which is one-half mile beyond the territorial waters of Germany up to the nominal 155 Mb/s (STM-1) digital/optical or input/output ports on the digital/optical distribution frame (including the digital/optical distribution frame itself) where the Basic System Module connects with other transmission facilities or equipment, together with equipment in the cable station which is solely associated with the System;

          (ii) the sea earth cable and electrode system and/or the land earth system associated with the terminal power feeding equipment; and

          (iii) all of Global Telesytems GmbH's leasehold interest or other rights in Subsegment T-3B.

     Subsegment T-3B shall consist of al the land, civil works and building in Sylt, Germany for the cable landing and the cable right of way and ducts between the cable station and the Cable Landing Point.

          Except as provided herein, Segment T-4 consists of Subsegment T-4A and Subsegment T-4B.

         Subsegment T-4A shall consist of:

                           (i) the transmission cable and equipment associated
with the submersible plant between the point which is one-half mile beyond the territorial waters of Netherlands up to the nominal 155 Mb/s (STM-1) digital/optical or input/output ports on the digital/optical distribution frame (including the digital/optical distribution frame itself) where the Basic System Module connects with other transmission facilities or equipment, together with equipment in the cable station which is solely associated with the System;

                  (ii) the sea earth cable and electrode system and/or the land earth system associated with the terminal power feeding equipment; and

                  (iii) all of GT Netherlands B.V.'s leasehold interest or other rights in Subsegment T-4B.


         Subsegment T-3B shall consist of al the land, civil works and building in Bever Dijk, Netherlands for the cable landing and the cable right of way and ducts between the cable station and the Cable Landing Point.

         Segments S-1 shall consist of the whole of the Submarine Cable provided between Segments T-1 and T-2. Segment S-2 shall consist of the whole of the Submarine Cable provided between Segments T-2 and T-3. Segment S-3a shall consist of the whole of the Submarine Cable provided between Segments T-4 and T-1. Segment S-3b shall consist of the whole of the Submarine Cable provided between Segments T-3 and T-4. Segment S-3c shall consist of the whole of the Submarine Cable provided between Segments T-1 and T-3. Segment S-4 shall consist of the whole of the Submarine Cable provided between Segments T-2 and T-4. Each S Segment shall also include the transmission cable equipped with appropriate repeaters and joint housing between the respective T Segments.

Ownership And Provision Of Segments and Additional Property

         Segments S-1, S-2, S-3a, S-3b, S-3c and S-4shall be owned and provided by the Grantor.

         GT Landing Corp., a wholly owned United States subsidiary of the Grantor, shall own (or shall have a right of use for) and provide Segment T-1. Segment T-2 shall be owned and provided by GT UK Ltd., a wholly owned United Kingdom subsidiary of the Grantor. Subsegment T-3A shall be owned and provided by Global Telesystems GmbH, a wholly owned German subsidiary of the Grantor. Subsegment T-4A shall be owned and provided by the Netherlands Subsidiary, which shall be a wholly owned Netherlands subsidiary of the Granter.

         Global Telesystems GmbH shall procure rights in Subsegment T-3B of the System from Deutache Telekom and or its subsidiary Deutsche Telekom Immobilen and Service GmbH.

         GT Netherlands B.V. shall procure rights in Subsegment T-4B of the System from PTT Telecom.

Access /Inland Connection Services/Customer Care

         Access connection services refers to the transmission facilities and the equipment required for interconnection between the demarcation equipment point associated with the System and the demarcation point associated with inland communications services ("Access Connections"). Within the Cable Stations, the operator of the System shall provide STM-1 Access Connections. Each Access Connection provides full-time digital private line transmission on a two-point basis. Access Connections may be changed or modified upon written request of the Purchaser and shall be provided subject to the availability of equipment, facilities and personnel necessary to establish the Access Connection in accordance with the schedule of fees set forth on Schedule II to the Capacity Purchase Agreement.

         This Annex and the Capacity Purchase Agreement is a master agreement under which service orders for Access Connections ("Service Orders") may be placed by the Purchaser. All Service Orders will be governed by the terms and conditions of the Capacity Purchase Agreement and this Annex B. Access Connections shall be ordered by he Purchaser in accordance with the Interconnection Services Ordering Procedures manual ("ISOP Manual") which the Grantor shall publish from time to time. The Grantor agrees to deliver a copy of the ISOP manual to the Purchaser as least 30 days prior to the RFS Date and shall deliver copies of any amendments or modifications thereto to the Purchaser on or prior to the effective date of such amendment or modification. The Purchaser shall submit all Service Orders under this Agreement to the Grantor 0or its designated agent). When the Service Order is received, the Purchaser shall be notified of such receipt and the Grantor shall make a reasonable effort to make (or cause to have made) the Access Connection available on the date request by the Purchaser if requested in accordance with this Annex B and in accordance with the ISOP Manual. Each Service Order must provide such information as may be reasonably required in order to design, install and maintain the Access Connection Ordered.

         Once placed, the Service Order will be processed in accordance with the ISOP Manual and a due date will be established.

         If the Purchaser has not entered into the Inland Capacity Agreements, the Purchaser may obtain inland connection services ("Inland Connections") for the purpose of extending the Purchaser's Capacity inland, by entering into one of the following types of agreements, all of which shall be subject to the provisions of Section 10 and 11 of the Capacity Purchase Agreement to which this Annex is attached:

                  (i) through an Inland Carrier that is co-located at the designated cable station, such services shall be provided under separate agreement between the Purchaser and such Inland Carrier; or

                  (ii) in the United States and the United Kingdom, through a negotiated agreement with the cable station owner (or its designated agent) for co-location at the cable station to provide Inland Connections for Purchaser's own use. To the extent that space is available at such cable station, Grantor shall cause the owner thereof to enter into such an agreement, in reasonable form, with Purchaser.

         A customer care center will be established to provide service to users of the System, which such customer care center will provide the detailed services set forth in the Customer Care Manuel. The Grantor agrees to deliver a copy of the Customer Car Manuel at least 30 days prior to the RFS Date of Segment S-1.

         Deutsche Tlekom A.G. is the provider of Inland Connections from the cable station located in Sylt, Germany.

The System Advisory Committee

         For the purpose of directing the progress of the System, an advisory committee (the "Advisory Committee") shall be formed consisting of the Grantor, each Terminal Party, those Carrier Parties having purchased a minimum of 16 STM-1s. The Grantor shall appoint the Chairman or Co-Chairmen until and such appointee(s) shall serve as Chairman and Co-Chairman until such time as the Grantor shall appoint another Chairman or Co-Chairmen. The Chairman or Co-Chairmen may appoint one secretary as an assistant to the Chairman or Co-Chairmen. The Advisory Committee shall make recommendations to the Grantor (for the benefit of the Grantor and the Terminal Parties) in respect of the construction and installation of the System and the operation and maintenance thereof, which the Grantor may accept or reject in its sole discretion.

         The Advisory Committee will meet on the cal l of the Chairman or Co-Chairmen or whenever requested by one or more of its members. The Chairman or Co-Chairmen shall give the Advisory Committee at least thirty (30) days advance written notice of each meeting, together with a copy of the draft agenda. In case of emergency, such notice period may be reduced upon the request of the Granter. Documents to be discussed at any meeting of the Advisory Committee shall be made available to the Advisory Committee member at least fourteen (14) days before the meeting, but the Advisory Committee may agree to discuss documents distributed on less than fourteen (14) day notice.

         To aid the Advisory Committee in the performance of its duties, the following Expert Working Groups (hereafter oEWG'so) shall be formed, and said EWG's, under the direction of the Advisory Committee, shall be responsible for making recommendations to the Grantor for their respective areas of interest listed in Attachment 2 and Attachment 3 and any other areas of interest designated by the Advisory Committee:

                  (i)      Assignments, Routing and Restoration (the "A&R EWG");
and
                  (ii)     Operations and Maintenance (the "O7M EWG").

         The Chairman or Co-Chairmen of the Advisory Committee and the Grantor in consultation with the Advisory Committee may establish such other groups as they shall determine in their discretion to provide assistant in the Advisory Committees performance of its responsibilities hereunder. The Chairman or Co-Chairmen of the Advisory Committee and the Grantor in consultation with the Advisory Committee shall appoint the Chairman or Co-Chairmen of the AR&R and O&M EWG's. Each of which EWGs shall meet at lease once annually and more frequently, if necessary, until two (2) years following the RFS Date for the System, and thereafter as may be appropriate. Meetings of such groups may be called to consider specific questions at the discretion of the Chairman or Co-Chairmen, or whenever requested by one or more of its members of the Advisory Committee. On or about two (2) years after the RFS Date for the System, the Advisory Committee shall determine whether any of its EWGs should remain in existence or be disbanded.

         The Granter shall perform or cause to have performed customary duties and responsibilities pertaining to Network Administrator/Customer Care Center for the System.

Transfer of Rights to Use Purchased Capacity

         The Purchaser shall be permitted to transfer its right to use the Purchased Capacity only in accordance with Section 20 of the Capacity Purchase Agreement. In the event Purchaser transfers its right to use the Purchased Capacity to any Carrier Party the Purchaser shall immediately notify the Network Administrator/Customer Care Center of the identity of the transferee Carrier Party and shall provide all other information reasonably requested by the Network Administrator/Customer Care Center.

         Subject to clause (a) of this paragraph 6, the Purchaser may transfer its interests in Purchased Capacity to another Carrier Party at anytime by giving immediate notice to the Network Administrator/Customer Care Center.

         The Purchaser may not make any Purchased Capacity available to another Carrier Party without written notification to the Customer Care Center.

         Confirmation of such transfer of capacity shall be provided by the Network Administrator/Customer Care Center within 7 days after completion.

Increase of System Capacity

         Subject to the remaining provisions of this paragraph, the Grantor shall have authority to increase the Capacity of the System without any benefit or cost to the Purchaser.

         Prior to any increase in the Capacity of the System, the Grantor shall notify the Purchaser as appropriate.

         Such increases in System Capacity shall be made without interruption of normal service.

Operations, Administration and Maintenance of Segments and Access Connections

         The operation and maintenance of the dry plant for Segments T-1, T-2, T-3 and T-4 (and to the extent applicable the Access Connections) shall consist of the following functions:

                  (i) monitoring and routine maintenance of terminal equipment; and
                  (ii) testing, troubleshooting, fault location and replacement of faulty terminal equipment using existing spare parts inventory.

         The designated maintenance Authority shall be responsible for the operations and maintenance of the wet plant for Segments S-1, S-2, S-3a, S-3b, S-3c and S-4 and Segments T-1, T-2, T-3 and T-4; and shall consist of the Following functions;

                  (i) be solely responsible for determining the need for System repair;
                  (ii)     plan and direct maintenance work;
                  (iii) provide ship owners and ship operators with the Systems documentation necessary for repairs;
                  (iv) be responsible for delivery, control and allocation of System spares between shore storage depots and cable ship; and
                  (v) provide trained personnel to perform repair functions and supplemental cable ship personnel.

         Maintenance Costs include but are not limited to the following:

                  (i) dry maintenance including the land segment to the beach joint;
                  (ii)     wet maintenance;
                  (iii)    cable protection and at sea repairs;
                  (iv) common equipment costs associated with the Atlantic Crossing equipment at the cable stations; and
                  (v) operating costs associated with operating each cable station.

         If the only IRU in S Capacity acquired by the Purchaser is on Segment S-3a, Segment S-3b or Segment S-3c or if the Purchaser has acquired unmatched capacity on Segment S-3a, Segment S-3b or Segment S-3c, then Maintenance Costs for such capacity shall mean, for any calendar year, an amount equal to [*] of the Purchaser allocated share of [*] of the actual costs of operating, maintaining and repairing the System for the calendar year preceding such period; provided that in no event shall the Purchaser be required to pay Maintenance Costs in an amount in excess of [*] (increasing by [*] for each calendar year occurring after the 1998 calendar year, compounded annually) per STM-1 acquired in such capacity. The Purchasers allocable share will be determined first by dividing an amount equal to [*] of the aggregate amount of such actual costs by the number of STM-1's sold in such S Capacity as of such date to all users of such S Capacity and then multiplying the quotient by the number of MCUs in which the Purchaser acquired on IRU. The assumed Maintenance Costs for the first calendar year will be assumed to be [*] for reach of Segments S-3a, S-3b and S-3c.

         Except as provided in clause (d) above, Maintenance Costs shall mean, for any calendar year, an amount equal to the difference between (x) [*] of the Purchasers allocated share of the actual costs of operating, maintaining and repairing the System for the calendar year preceding such period and (y) the Purchasers allocated share of the maintenance costs payable pursuant to the clause (d) above for such period, if any, provided that in no event shall the Purchaser be required to pay Maintenance Costs pursuant to this clause (e) for any calendar year in an amount in excess of [*] (increasing by [*]for each calendar year occurring after the 1998 calendar year, compounded annually) per STM-1. The Purchaser allocable share will be determined first by dividing the actual costs of operating, maintaining and repairing the System by the number of STM-1's sold on the entire System as of such date to all users of the System and then multiplying the quotient by the number of MCUs in which the purchaser acquired an IRU. The Assumed Maintenance Costs for the first calendar year will be assumed to be [*].

         Within 30 days after the end of each calendar year, Grantor shall provide the Purchaser with an itemized statement of the actual Maintenance Costs for the prior calendar year. If it is determined that the amount paid by the Purchaser was more or less than the actual Maintenance Costs for such period, the Purchaser shall receive a credit for such excess to be applied against, or pay such shortfall on, the next quarterly payment date or if necessary in the case of any excess, to subsequent quarterly payment dates.

         The Maintenance Authority shall establish procedures for giving timely notice to users of the System in the event of a System failure.

Keeping and Inspection of Books

         The Grantor shall keep and maintain, or cause to have kept and maintained, copies of such books, records, and accounts relating to bills, for a period of five (5) years from the date of billing and shall afford each the Purchaser the right to review such books, records and accounts during such period.

Realization of Assets

         Unless the Grantor shall otherwise determine, the termination of the attached Capacity Purchase Agreement shall not relieve the Purchaser form any liabilities arising on account of claims made by the Grantor in respect of the System or any obligations which may arise in relation to the System due to any law, order or regulation made by any government or supranational legal authority pursuant to any international convention, treaty or agreement.

         The Purchaser understands and agrees to abide by all rules, regulations and requirements set forth by each entity having rights in any S- Segment or T Segment, including, but not limited to, equipment and floor spacing equipment, specifications and equipment.

         Nothing contained in this Annex B or the Capacity Purchase Agreement to which the Annex B is attached shall be deemed to vest in the Purchaser any salvage rights in any Segment.




                       ATTACHMENT 1


                       CONFIGUREATION OF THE SYSTEM



                               [graphics ommitted]

Segment S-4 is the portion of the System between Segments T-1 and T-4. Segment S-3c is the portion of the System between Segments t-2 and T-3.





                                                                    ATTACHMENT 2

                                    TERMS OF REFERENCE OF ASSIGNMENTS,
                                       ROUTING, AND RESTORATION EWG


The responsibilities of the A&R EWG shall include the Following:

Review the principles governing the development of the System's routing plan, as prepared by the cable administrator, and concur or comment, as appropriate.

Make recommendations with respect to the digital interworking arrangements, including a detailed multiplex plan and synchronization arrangements, according to the optimum routing plan developed by the cable administrator.

Study and recommend extension arraignments.

Make recommendations with respect to the deployment and timely provision of compatible interface arrangements with all connecting facilities necessary to meet restoration and operational requirements.

Make recommendations with respect to the availability o inland extensions, transit facilities necessary to meet service and restoration requirements.

Make recommendations with respect to the implementation of the initial capacity assignments of MCU's including fascicles within the System.

Study and recommend restoration plans for the System

Make recommendations with respect to the normal service and restoration equipment requirements.

Make recommendations with respect to the plans for restoration exercise testing.

Develop and recommend detailed procedures in compliance with the terms and conditions of this Agreement with respect to:

Increase, decrease or assignment of Capacity

Report regularly, as appropriate, to the Advisory Committee on the A&R EWG activities

The A&R EWG shall carry out such other responsibilities as the Advisory Committee may direct.

Any activities of the A&R EWG which cause costs to be incurred shall be covered by the annual cap on maintenance charges set forth in paragraph 8 of Annex B.

All decisions made by the A&R EWG shall be subject in the first place to consultation among the members of the A&R EWG and the Grantor who shall make every reasonable effort to reach agreement. In the event agreement cannot be reached, the issue shall be decided by the Grantor.





                                                                    ATTACHMENT 3

                                TERMS OF REFERENCE FOR THE OPERATIONS AND
                                    MAINTENANCE EXPERTS WORKING GROUP


The responsibilities of the O&M EWG shall include the following:

Recommend to the Grantor any project changes pertaining to the technical, operational and maintenance aspects that O&M EWG deems appropriate for the construction of the System.

Recommend to the Grantor the required quantity of spare equipment for submersible and terminal equipment. Make recommendations with respect to for depot storage and location of spear equipment in consultation with the Maintenance Authorities.

Provide assistance and support as may be requested by the Grantor.

Make recommendations with respect to the testing, operation and maintenance methods to be used for the System as proposed by the suppliers or Maintenance Authorities, as appropriate.

Study other matters and make recommendations with respect to problems affecting maintenance of the System as may be identified by the Maintenance Authorities.

Oversee TSSL under the OA&M Agreement.

Report on a regular basis to, or when requested by, Advisory Committee.

The O&M EWG shall carry out such other responsibilities as the Advisory Committee may direct.

All decisions made by this EWG shall be subject in the first place to consultation among the members thereof and the Grantor who shall make every reasonable effort to reach agreement. In the event agreement cannot be reached, the issue shall be decided by the Grantor.

Any activities of the O&M EWG which cause costs to be incurred shall be covered by the annual cap on maintenance charges set forth in paragraph 8 of Annex B.




                                                                    ATTACHMENT 4

                                               RFS STANDARD


         RFS Standard means (i) for any Segment that (a) such Segment has the ability to carry commercial traffic between the two landing points of such Segment meeting performance criteria of ITU-T G.826 and has line monitoring and protection switching capability and (b) TSSL has tested and provided for STM-1 interconnectivity capability to the Segment terminal equipment according to ITU-T G.826 and (ii) for the System, (a) that the System has the ability to carry commercial traffic throughout the System meeting performance criteria of ITU-T G.826 with self healing ring protection capability (capable of restoring full service to all IRU capacity within a period of time equal to or better than submarine cable industry standards) and per Segment protection capability, has line monitoring and per Segment protection switching capability and has network management capability, (b) TSSL has tested and provided for STM-1 interconnectivity capability to the System terminal equipment according to ITU-T G.826 and
(c) the Grantor has entered into an interconnect agreement with a carrier at each landing point.


                                                                    ATTACHMENT 5

                                                 GUARANTY

         GUARANTY, dated as of ________, 199__, by _____________, a
_____________ corporation ( the "Guarantor") in favor of Global Telesystems Ltd., a corporation organized and existing under the laws of Bermuda (the "Grantor")

                                                 RECITALS

         (A) Pursuant to the Capacity Purchase Agreement, dated as of April ____, 1998 (the "Capacity Purchase Agreement"), between the Grantor, [
  ], a ____________corporation (the "Subsidiary"), the Subsidiary has acquired rights with respect to the purchased capacity on an indefeasible right of use basis and in exchange therefor has agreed, among other things, to pay to the Grantor the purchase price for such capacity purchased under the Capacity Purchase Agreement.

         (B) The Grantor has required, as a condition precedent to entering into the Capacity Purchase Agreement, that the Guarantor execute and deliver this Guaranty (for the benefit of the Grantor and the Grantor's Subsidiaries). The Grantor would not enter into the Capacity Purchase Agreement with the Subsidiary but for the execution an delivery of this Guaranty by the Guarantor.

         (C) In furtherance of the business of the Guarantor, the Guarantor desires to guaranty certain of the obligations of the Subsidiary under the Capacity Purchase Agreement as provided herein.

         (D) The Guarantor is the owner either directly or indirectly of all of the capital stock of the Subsidiary.

         NOW, THEREFORE, based upon the foregoing, and in order to induce the Grantor to enter into the Capacity Purchase Agreement, the Guarantor hereby agrees as follow:


                                                 ARTICLE
                                               DEFINITIONS

         Section Definitions. Capitalized terms not otherwise defined is the Guaranty shall have the meaning ascribed to them in the Capacity Purchase Agreement, as the same may be amended, supplemented or otherwise modified from time to time. As used herein, the following terms shall have the following meaning unless the context otherwise requires:

"Guarantied Obligations" has the meaning ascribed to such term in Section 2.1.

"Guaranty" means this Guaranty, as it may be amended, supplemented or otherwise modified from time to time in writing signed by the Guarantor and the Grantor.

                                                 ARTICLE
                                                 GUARANTY

         Guaranty. Except as expressly set forth herein, the Guarantor hereby unconditionally guarantees to the Grantor the full and punctual payment by Subsidiary of the purchase price for any capacity purchased under the Capacity Purchase Agreement when due as required under the Capacity Purchase Agreement, including, without limitation, the obligation to "gross up" a purchase price pursuant to Section 3(d) of the Capacity Purchase Agreement (the "Guarantied Obligations").

         Termination of Guaranty. This Guaranty shall remain in full force and effect until the earliest date on which (i) all of the Guarantied Obligations have been completely paid in full or (ii) a replacement guarantor reasonably acceptable to the Grantor shall have assumed all the rights and obligations of the Guarantor under this Guaranty or (iii) the termination of the Subsidiary's payment obligations pursuant to Section 21 of the Capacity Purchase Agreement. The Guarantor's payment of a portion, but not all, of the Guarantied obligations shall in no way limit, affect, modify or abridge the Guarantor's liability, as set forth herein, for any portion of the Guarantied Obligations that has not been completely performed or indefeasible pain in full.

         Guaranty Unconditional. Except as expressly set forth herein, the Guarantor agrees that the obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

         (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Subsidiary under the Capacity Purchase Agreement, by operation of law or otherwise;

         any modification or amendment of or supplement to the Capacity Purchase Agreement;

         any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Subsidiary under the Capacity Purchase Agreement;

         any change in the corporate existence, structure or ownership of the Subsidiary, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the subsidiary or its assets or any resulting release or discharge of any obligation of the Subsidiary contained in the Capacity Purchase Agreement;

         the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Subsidiary, the Grantor, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suite or compulsory counterclaim;

         any invalidity or unenforceability relating to or against the Subsidiary for any reason of the Capacity Purchase Agreement, or any provision of applicable law or regulation purporting to prohibit the payment by the Subsidiary of any other amount payable by the Subsidiary under the Capacity Purchase Agreement; or

         any other act or omission to act or delay of any kind by the Subsidiary, the Grantor, or any other corporation or person or any other circumstance whatsoever might, but for the provisions of this paragraph, constitute a legal or equitable discharge or defense to the Guarantor's obligations hereunder.

Notwithstanding any provision of this Guaranty to the contrary, the Guarantor shall be entitled to assert as a defense to any claim for payment or performance of the Guarantied Obligations, that (i) such Guarantied Obligations are not currently due under the terms of the Capacity Purchase Agreement or (I) that such Guarantied Obligation have previously been paid or performed in full.

         Waivers of Notices and Defenses. The Guarantor hereby waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any corporation or person against the Subsidiary or any other corporation or person.

         Stay. The Guarantor agrees that, notwithstanding anything to the contrary herein, if the Grantor is stayed upon the insolvency, bankruptcy, or reorganization of the Subsidiary from exercising its rights to enforce or exercise any right or remedy with respect to the Guarantied Obligations, or is prevented from giving any notice or demand for payment or performance or taking any action to realize on any security or collateral or is prevented form collecting any of the Guarantied Obligations, in any such case, by such proceeding or action, the Guarantor shall pay or render to the Grantor upon demand therefor the amount or performance that would otherwise have been due has such rights and remedies been permitted to be exercised by the Grantor.

         Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Guarantied Obligations is rescinded or must otherwise be restored or returned by the Grantor upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Subsidiary or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Subsidiary or any substantial part of its property, or otherwise, all as though such payments had not been made.

         No Enforcement of Subrogation. Upon making any payment or performance with respect to any Guarantied Obligation hereunder, the Guarantor shall be subrogated to the rights of the Grantor against the Subsidiary with respect to such payment or performance; provided that the Guarantor shall not enforce any payment or performance right by way of subrogation until all Guarantied Obligations have been pain and performed in full.

                                                 ARTICLE
                                      REPRESENTATIONS AND WARRANTIES

         The Guarantor hereby represents and warrants to the Grantor that the following statements are true and correct:

         Binding Obligation. This Guaranty have been duly and validly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by equitable principles relating to the availability of equitable remedies.

         Relationship to the Subsidiary. As of the date hereof, the Guarantor is the owner, directly or through one or more wholly-owned subsidiaries, of all of the issued and outstanding capital stock of the Subsidiary; the agreement of the Grantor to enter into the Capacity Purchase Agreement with the Subsidiary is of substantial and material benefit to the Guarantor; and the Guarantor has reviewed and approved copies of the Capacity Purchase Agreement and all other related documents and is fully informed of the remedies the Grantor may pursue upon the occurrence of a default under the Capacity Purchase Agreement.

                                                 ARTICLE
                                              MISCELLANEOUS

         Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission, telex or similar writing) and shall be given to such party at its address, telecopy number at telex number set forth, in On case of the Guarantor, on the signature pages hereof, or in the case of the Grantor. in The Capacity Purchase Agreement. or such other address or telecopy number or telex number as such party may hereafter specify for the purpose by notice to the other party. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission. when such telecopy is transmitted to the telecopy number specified in this Section and answerback has been received, 00 if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received, (iii) if given by mail three business days after such communication is deposited in the mails with first class (or, in the case of internatio1w mail, airmail) postage prepaid, addressed as aforesaid, or (iv) if given by any other meow, when delivered at the addrCS3 3POCified in this Section.

         No Waivers. No failure or delay by the Grantor is exercising any right, power or privilege hereunder or under the Capacity Purchase Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any right or remedies provided by law.

         Amendments and Waivers. This Guaranty constitutes the complete agreement of the Grantor and the Guarantor with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, promises, covenants, agreements or representations. No amendment, modification, termination or waiver of any provision of this Guaranty, shall in any even be effective without the written consent of the Grantor and Guarantor.

         Successors and Assigns. This Guaranty is a continuing Guaranty and shall be binding upon the Guarantor and its successors and assigns, provided, however, that, except for assignments to an entity which purchases all or substantially all of the Guarantor's assets or into which or with which the Guarantor is merged or consolidated, the Guarantor may not assign this Guaranty or any of the rights or obligations of the Guarantor hereunder without the prior written consent of the Grantor, which shall not be unreasonably withheld. This Guaranty shall inure to the benefit of (i) the Grantor and its successors and assigns permitted under the Capacity Purchase Agreement, (ii) any lenders participating in the financing of the System to which the Grantor assigns its rights hereunto and (iii) any of the successors, assigns and transferees of such lenders to whom the Capacity Purchase Agreement has also been assigned in accordance with the terms of any consent to the assignment of the Capacity Purchase Agreement executed by Subsidiary. Nothing contained in this Guaranty shall be deemed to confer upon anyone other than the parties hereto (and their permitted successors and assigns) any right to insist upon or to enforce the performance or observance of any of the obligations contained herein.

         APPLICABLE LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

       JURISDICTION

         (a) ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR RELATING IN ANY WAY TO THIS GUARANTY MAY BE BROUGHT AND ENFORCED IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE GUARANTOR IRREVOCABLY CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. THE GUARANTOR IRREVOCABLY APPOINTS [__________], WHICH CURRENTLY MAINTAINS AN OFFICE IN [__________], NEW YORK SITUATED AT [_________________], AS ITS AGENT TO RECEIVE SERVICE OF PROCESS OR OTHER LEGAL SUMMONS FOR PURPOSES OF ANY SUCH ACTION OR PROCEEDING. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUIESTED, TO THE GUARANTOR AT ITS ADDRESS AS PROVIDED FOR NOTICES HEREUNDER. THE FOREGOING SHALL NOT LIMIT THE RIGHT OF THE GRANTOR TO SERVE PROCSS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING, OR TO OBTAIN EXECUTION OF ANY JUDGMENT, IN ANY OTHER JUERISDITION.

         (b) THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION THAT IS MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING UNDER THIS GUARANTY IN ANY COURT LOCATED IN THE STAE OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLIAM THA ANY COURT LOCATED IN THE STATE OF NEW YORK IS NOT A CONVENIENT FORUM FOR ANY SUCH ACTION OR PROCEEDING.

         WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED UPON, OR ARISING OUT OF, THIS GUARANTY OR ANY OTHER RELATED DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS OR ACTIONS OF THE GRANTOR OR THE GUARANTOR RELATING THERETO.

         Severability. If any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         Interpretation. Section headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

         Further Assurances. At any time or from time to time, upon the request of the Grantor, the Guarantor shall execute and deliver such further documents and do such other acts and things as the Grantor may reasonably request in order to effect fully the purposes of this Guaranty. The Guarantor agrees to be liable for any reasonable expenses incurred by Grantor and/or its successors and assigns with respect to any action or proceeding to enforce this Guaranty.

         Effectiveness. This Guaranty shall become effective upon the Capacity Purchase Agreement becoming effective with respect to the Subsidiary.




                                   GLOBAL CROSSING INTERNATIONAL, LTD.
                                               Wessex house
                                              45 Reid Street
                                            Hamilton, Bermuda

           April 7, 1998

WORLDPORT COMMUNICATION, INC.
3610 kennesaw North Industrial Parkway
Suite 200
Kennesaw, Georgia  30144

Ladies and Gentlemen:

         As we have discussed, certain of our affiliates are in the process of developing fiber optic cable systems, in particular (i) a system connecting the United States and Japan ("PC-1"), (ii) a system connecting the North Eastern United States, the South Eastern United States and the Caribbean ("MAC") and
(iii) a system connecting the Western United States, Mexico and Panama ("PAC; together with PC-1 and MAC, the "Systems"). You have indicated that you desire to purchase capacity on each of the Systems as described herein.

         You have advised us that Worldport Communications, Inc. ("WCI") would like to purchased capacity on the Systems as follows:

         1 STM-1 on PC-1;
         3 STM-1s on MAC; and
         3 STM-1s on PAC

By your signature below, WCI agrees to enter into a standard capacity purchase agreement with the applicable affiliate of Global Crossing International, Inc. ("GCT") which is developing the related System within one week of the date a first draft is delivered to WCI in order to purchase capacity on the Systems as set forth above.

         Attached hereto are the current pricing schedules for each of PC-1, MAC and PAC. The price to be paid by WCI for the purchase of capacity on the Systems set forth above shall be the then current [*] price for such System at the time the related capacity purchase agreement is entered into, provided that with respect to the pricing on PC-1, such pricing arrangements is subject to the consent of our partners' in PC-1.

         In addition, you have advised us that you would like the option to purchase terrestrial capacity starting at the AC-1 cable station located in New York an ending at the planned PC-1 cable station located in California. GCI shall give WCI an option to purchase such capacity may only be purchased in connection with a purchase of transatlantic capacity on Atlantic Crossing. Such option must be exercised be WCI within 6 months from the date hereof and the exercise thereof will be subject to there eing uncommitted capacity then available on the applicable system.

         Neither party hereto shall have the right to assign any or all of their respective rights or obligations hereunder without the prior written consent of the other party hereto, except the GCI shall be permitted to assign its rights hereunder with respect to the sale of capacity on any system to its affiliate developing such system.

         This Agreement may be amended, supplemented or otherwise modified only by an instrument in writing signed by each of the parties hereto.

         WCI agrees to keep the existence and contents of this letter agreement confidential and not to discuss it to any other person except as is necessary in order to enable it to comply with its obligations hereunder or with GCT's written consent.

This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

         If you are in agreement with the terms set forth in this letter agreement, please so indicate by signing in the space indicated below.

                                          Very truly yours,

                                          GLOBAL CROSSING
                                          INTERNATIONAL, INC.


                                           By: ________________________
                                           Name:
                                           Title:

                                           Address: Wessex House
                                                    45 Reid Street
                                                    P.O. Box HM2615
                                                    Hamilton, Bermuda
                                           Facsimile:  441-296-8606

AGREED AND ACCEPTED:

WORLDPORT COMMUNICATIONS, INC.


By: ____________________________
        Name:
        Title:

Address:



                               Pricing Schedule for Global Crossing Systems
                                         (Prices in Millions US$)
                                  Cable Station to Cable Station Prices


  Atlantic Crossing (AC-1) System                                 Pacific Crossing (PC-1) System
      Valid Through                                                     Valid Through

       Tier 1: For 1 STM-1                                                  Tier 1: For 1 STM-1

Cable Station     Whitesands        Sylt             Beverwijk            Cable Station     Shima       Ajigaura     California
Bookhaven                                                                 Washington
Beverwijk                                                                 California
Sylt                                                                      Ajigaura


     Tier 2: For 2.3.4 STM-1's                                                Tier 2: For 2.3.4 STM-1's

Cable Station      Whitesands        Sylt           Beverwijk              Cable Station     Shima      Ajigaura      California
Bookhaven                                                                  Washington
Beverwijk                                                                  California
 Sylt                                                                      Ajigaura




      Tier 3: For 5+ STM-1's                                                   Tier 3; For 5+ STM-1's

Cable Station      Whitesands         Sylt           Beverwijk             Cable Station       Shima      Ajigaura      California
Bookhaven                                                                  Washington
Beverwijk                                                                  California
 Sylt                                                                      Ajigaura

                               [*-ALL DELETED INFORMATION REGARDS PRICING]




                               Pricing Schedule for Global Crossing Systems
                                         (Prices in Millions US$)
                                  Cable Station to Cable Station Prices


Mid Atlantic Crossing (MAC) System                                       Pan American Crossing (PAC) System
          Valid Through                                                 Valid Through

       Tier 1: For 1 STM-1                                                       Tier 1: For 1 STM-1

 Cable Station       St. Croix     Hollywood     Bermuda                   Cable Station   Puerto Vallarta  Acapulco    Panama
 Bookhaven, NY                                                             California
 Hollywood, FL                         XXXXXXXX                            Panama
    Bermuda                                                                Acapuico
     Panama



     Tier 2: For 2.3.4 STM-1's                                                Tier 2: For 2.3.4 STM-1's

 Cable Station       St. Croix       Hollywood         Bermuda             Cable Station   Puerto Vallarta    Acapulco   Panama
 Bookhaven, NY                                                             California
 Hollywood, FL                         XXXXXXXX                            Panama
    Bermuda                                                                Acapuico
     Panama


      Tier 3: For 5+ STM-1's                                                   Tier 3; For 5+ STM-1's

Cable Station     St. Croix         Hollywood         Bermuda              Cable Station    Puerto Vallarta    Acapulco   Panama
Bookhaven, NY                                                              California
Hollywood, FL                       XXXXXXXX                               Panama
Bermuda                                                                    Acapuico
Panama


            For a DS-3                                                               For a DS-3

Cable Station     St. Croix         Hollywood         Bermuda              Cable Station    Puerto Vallarta   Acapulco     Panama
Bookhaven, NY                                                              California
Hollywood, FL                       XXXXXXXX                               Panama
Bermuda                                                                                  Acapuico
Panama


                               [*-ALL DELETED INFORMATION REGARDS PRICING]



                                      City-to-city Pricing Schedule
                                                  Tier 1

                                     (Price/STM-1, US$M for 1 STM-1)

                                     Between Europe and North America
North America     Amsterdam    Antwerp    Brussels     Dusseldorf   Frankfurt  London   Paris  Rotherdam
New York
Boston
Philadelphia
Wash., DC

Atlanta
Charlotte
Chicago

Dallas
Denver
Houston
Kansa City
Miami

Los Angeles
San Francisco
Seattle


Between Japan & North America                                   Between Japan & Europe

North America           Japan                                   Europe              Japan
                     Tokyo
                     Osaka                                                          Tokyo
                                                                                    Osaka
Boston                                                          Amsterdam
Miami                                                           Antwerp
New York                                                        Brussels
Philadelphia                                                    Dusseldorf
Wash., DC                                                       Frankfurt

Atlanta                                                         London
Charlotte                                                       Paris
Chicago                                                         Rotterdam

Dallas
Houston
Kansas City

Los Angeles San Francisco
Seattle
Denver

                               [*-ALL DELETED INFORMATION REGARDS PRICING]





                                         City-to-Pricing Schedule
                                                  Tier 2

                                   (Price/STM-1, USSM for 2,3,4 STM-1)

                                     Between Europe and North America

North America     Amsterdam    Antwerp    Brussels   Dusseldorf   Frankfurt   London     Paris   Rotterdam
New York
Boston
Philadelphia
Wash., DC
Atlanta
Charlotte
Chicago
Dallas
Denver
Houston
Kansas City
Miami
Los Angeles
San Francisco
Seattle





Between Japan and North America                                Between Japan and Europe
  North America         Japan                                  Europe               Japan
                        Tokyo                                                       Tokyo
                        Osaka                                                       Osaka
Boston                                                         Amsterdam
Miami                                                          Antwerp
New York                                                       Brusels
Philadelphia                                                   Dusseldorf
Wash.,DC                                                       Frankfurt
Atlanta                                                        London
Charlotte                                                      Paris
Chicago                                                        Rotterdam
Dallas
Houston
Kansas City
Los Angeles
San Francisco
Denver
Seattle



                               [*-ALL DELETED INFORMATION REGARDS PRICING]


                                         City-to-Pricing Schedule
                                                  Tier 3

                                     (Price/STM-1, USSM for 5+ STM-1)

                                     Between Europe and North America

  North America       Amsterdam       Antwerp     Brussels     Dusseldorf     Frankfurt     London        Paris       Rotterdam
New York
Boston
Philadelphia
Wash., DC
Atlanta
Charlotte
Chicago
Dallas
Denver
Houston
Kansas City
Miami
Los Angeles
San Francisco
Seattle



Between Japan and North America                                                        Between Japan and Europe
  North America         Japan                                                          Europe           Japan
                        Tokyo                                                                           Tokyo
                        Osaka                                                                           Osaka
Boston                                                                                 Amsterdam
Miami                                                                                  Antwerp
New York                                                                               Brusels
Philadelphia                                                                           Dusseldorf
Wash.,DC                                                                               Frankfurt
Atlanta                                                                                London
Charlotte                                                                              Paris
Chicago                                                                                Rotterdam
Dallas
Houston
Kansas City
Los Angeles
San Francisco
Denver
Seattle


                               [*-ALL DELETED INFORMATION REGARDS PRICING]





                                                                      Schedule I

                                       PURCHASER: WorldPort Communications, Inc

                                          Description of Purchased Capacity

      (a)                        (b)                    ( c )                   (d)                 (e)

Date of Transaction   Appropriate S-Segment and  Number of Whole MCU's  Price per Whole MCU     Purchase Price
                         Related T-Segments
                            Note (1)                                                               ( c )x(d)

   4/7/98                                                  1                      [*]                [*]

   4/7/98                                                  4                      [*]                [*]

   5/29/98                                                 2                      [*]                [*]



   4/7/98 Transaction

    Total Purchase Price                                        [*]
    Less Initial Payment                                        [*]
    Net Purchase Price Due on RFS of Segment S-1                [*]

10
    29/5/98 Transaction

    Total Purchase Price                                         [*]
    Due and Payable

    Note:
          The S-Segment and related T-Segments are set forth for purposes of showing the point of entry and exit with respect to Purchased
          Capacity. Purchased Capacity is not dependent on any specified routing.

                                      ______________________________________
                                               Permits not yet acquired
                                                      (None)

